UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2010

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	1-71	13-0511250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

(614) 225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

1. Senior Secured Credit Facility

On January 29, 2010, Hexion Specialty Chemicals, Inc. (the “Registrant”) amended its senior secured credit facility pursuant to an amendment and restatement of the credit agreement governing this credit facility. The terms of the senior secured credit facility are more fully described in the Current Report on Form 8-K that we filed on January 25, 2010, and amended in the Current Report on Form 8-K/A that we filed on February 4, 2010.

2. Indenture and Senior Secured Notes due 2018

On January 29, 2010, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC (each, a “Company” and together, the “Companies”), each a wholly owned subsidiary of the Registrant, together assumed $1,000,000,000 aggregate principal amount of 8.875% senior secured notes due 2018 (the “notes”), which mature on February 1, 2018, pursuant to a supplemental indenture, dated as of January 29, 2010, among the Companies, the Registrant, the other subsidiaries of the Registrant party thereto (the “Subsidiary Guarantors”) and Wilmington Trust FSB, as trustee (the “Supplemental Indenture”), to an indenture, dated as of January 29, 2010, among Hexion Finance Escrow LLC and Hexion Escrow Corporation (the “Escrow Issuers”), wholly owned subsidiaries of the Registrant, and Wilmington Trust FSB, as trustee (together with the Supplemental Indenture, the “Indenture”).

The notes are guaranteed, jointly and severally, on a senior secured basis, by the Registrant and certain of its existing and future domestic subsidiaries that guarantee the Registrant’s senior secured credit facility. The guaranteed obligations are secured by a security interest (subject to permitted liens) in the collateral owned by each guarantor. The collateral consists of a lien on substantially all of our tangible and intangible assets and of each subsidiary guarantor (including, but not limited to, accounts receivable, inventory, general intangibles and proceeds of the foregoing), except for those assets excluded as collateral under the Registrant’s new senior secured credit facilities; and all of the capital stock of certain of our direct subsidiaries and each subsidiary guarantor, other than the capital stock which is prohibited from being pledged pursuant to the indentures governing our other outstanding debentures, provided that no more than 65% of the capital stock of first-tier foreign subsidiaries is required to be pledged, and subject to certain exceptions if any such pledge would require that separate financial statements with respect to any such pledged entity (other than Hexion Specialty Chemicals Canada, Inc. and other Hexion Canada Entities, as defined in the Indenture) would be required pursuant to Rule 3-16 of Regulation S-X to be provided in connection with the filing of a registration statement related to the notes or any other filing we are required to make with the Securities and Exchange Commission (the “SEC”).

Notwithstanding the foregoing, the initial collateral securing the notes shall not include (A) any real estate or Principal Property (as such term is defined in the indentures governing our existing debentures and means generally any manufacturing or processing plant or warehouse owned or leased by us or any of our subsidiaries and located within the United States), (B) any property or assets owned by any of our foreign subsidiaries and (C) any assets which, if included in the collateral, would require the Registrant’s existing 7 7/8% debentures, 8 3/8% debentures and 9 2/10% debentures to be ratably secured with the notes pursuant to the terms of the indentures for such existing debentures.

The notes and the guarantees are the Registrant’s senior secured obligations, and rank: pari passu in right of payment with the Registrant’s and its guarantors’ existing and future senior indebtedness, including debt under its senior secured credit facilities and the guarantees thereof; effectively junior in priority as to collateral with respect to its and its guarantors’ obligations under its senior secured credit facilities and any other future obligations secured by a first-priority lien on the collateral; senior in priority as to collateral with respect to its and its guarantors’ obligations under its Existing Second Lien Notes (as defined below) and any other future obligations secured by a junior lien on the collateral; and senior in right of payment to its and its guarantors’ existing and future subordinated indebtedness; subject to certain permitted liens and exceptions as further described in the Indenture and the security documents relating thereto.

The Companies will pay interest on the notes at 8.875% per annum, semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on February 1 and August 1 of each year, commencing on August 1, 2010.

The Companies may redeem the notes, in whole or part, at any time prior to February 1, 2014, at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” The Companies may redeem the notes, in whole or in part, on or after February 1, 2014, at the redemption prices set forth in the Indenture. At any time (which may be more than once) before February 1, 2013, the Companies may choose to redeem up to 35% of the principal amount of the notes at a redemption price equal to 108.875% of the face amount thereof with the net proceeds of one or more equity offerings so long as at least 65% of the aggregate principal amount of the notes at maturity issued of the applicable series remains outstanding afterwards.

The Indenture contains covenants that limit the Companies’ ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

3. Registration Rights Agreement

On January 29, 2010, in connection with the issuance and assumption of the notes, the Companies, the Registrant and the Subsidiary Guarantors entered into a registration rights agreement with Credit Suisse Securities (USA) LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the notes and the related guarantees (as described above) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Companies, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the notes as part of offers to exchange freely tradable exchange notes for notes within 365 days after the issue date of the notes (the “effectiveness target date”). The Companies, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to cause each exchange offer to be completed after the effectiveness target date.

If the Companies, the Registrant and the Subsidiary Guarantors fail to meet these targets (a “registration default”), the annual interest rate on the notes will increase by 0.25%. The annual interest rate on the notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 8.875%. If the registration default is corrected, the applicable interest rate will revert to the original level.

4. 1 1/2 Lien Intercreditor Agreement

On January 29, 2010, JPMorgan Chase Bank, as intercreditor agent, Wilmington Trust FSB, as trustee and collateral agent, Hexion LLC, the Registrant, certain subsidiaries of the Registrant, entered into an intercreditor agreement (the “1 1/2 Lien Intercreditor Agreement”).

The 1 1/2 Lien Intercreditor Agreement governs the relative rights of the secured parties in respect of security interests in the Registrant’s and certain of its subsidiaries’ assets securing the notes, and the borrowings under the senior secured credit facilities and future indebtedness which may be secured by such assets on a pari passu basis with either the notes or with the senior secured credit facilities, and certain other matters relating to the administration of security interests.

Pursuant to the 1 1/2 Lien Intercreditor Agreement, the collateral agent representing the holders of the first-priority lien obligations controls substantially all matters related to the collateral securing the first-priority lien obligations and the notes. The holders of the first-priority lien obligations may cause the collateral agent to dispose of, release or foreclose on, or take other actions with respect to the shared collateral with which holders of the notes may disagree or that may be contrary to the interests of holders of the notes.

5. Joinder to Intercreditor Agreement

On January 29, 2010, Wilmington Trust FSB, as trustee under the Indenture (the “New Trustee”) entered into a joinder to the intercreditor agreement (the “Joinder to the Second Lien Intercreditor Agreement”), dated as of November 3, 2006, among JPMorgan Chase Bank, as intercreditor agent, Wilmington Trust Company, as trustee and collateral agent for the existing 9.75% second-priority senior secured notes due 2014 and the second-priority senior secured floating rate notes due 2014 of the Companies (the “Existing Second Lien Notes”), Hexion LLC, the Registrant, and each subsidiary of the Registrant from time to time party thereto (the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Second Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the notes, (ii) the Existing Second Lien Notes issued pursuant to the indenture, dated as of November 3, 2006, among the Companies, the Registrant, the Subsidiary Guarantors named therein and Wilmington Trust Company, as trustee, and (iii) borrowings under the senior secured credit facilities and certain other matters relating to the administration of security interests.

6. Notes Collateral Agreement

On January 29, 2010, the Registrant, the Subsidiary Parties (as defined therein), and Wilmington Trust FSB, as collateral agent (the “Agent”), entered into a Notes Collateral Agreement, dated and effective as of January 29, 2010 (the “Notes Collateral Agreement”).

Pursuant to the Notes Collateral Agreement, the notes will be secured by the assets of the Registrant and the assets of certain subsidiaries that secure the senior secured credit facilities (with certain exceptions).

The foregoing summary is qualified in its entirety by reference to the Senior Secured Credit Facility, the Indenture, the Registration Rights Agreement, the 1 1/2 Lien Intercreditor Agreement, the Joinder to the Intercreditor Agreement, the Notes Collateral Agreement, attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Section 2—Financial Information

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 29, 2010, by and among Hexion Finance Escrow LLC, Hexion Escrow Corporation and Wilmington Trust FSB, as trustee.

4.2	Supplemental Indenture, dated as of January 29, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Wilmington Trust FSB, as trustee.

4.3	Registration Rights Agreement, dated as of January 29, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

10.1	Third Amended and Restated Credit Agreement, dated as of January 29, 2010, among Hexion LLC, the Registrant, each subsidiary of the Registrant from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed February 4, 2010.)

10.2	Intercreditor Agreement, dated as of January 29, 2010, by and among JPMorgan Chase Bank, as intercreditor agent, Wilmington Trust FSB, as trustee and collateral agent, Hexion LLC, the Registrant and certain subsidiaries of the Registrant. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed February 4, 2010.)

10.3	Joinder and Supplement to Intercreditor Agreement, by and among Wilmington Trust FSB, as trustee under the Indenture, JPMorgan Chase Bank, as intercreditor agent, Hexion LLC, the Registrant, and each subsidiary of the Registrant from time to time party thereto. (Exhibit A thereto incorporated by reference to exhibit 10.1 to the Registrant’s Report on Form 10-Q filed November 14, 2006.)

10.4	Notes Collateral Agreement dated and effective as of January 29, 2010, among the Registrant, each Subsidiary Party party thereto, and Wilmington Trust FSB, as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: February 4, 2010	By:	/S/ GEORGE F. KNIGHT
George F. Knight
Senior Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 29, 2010, by and among Hexion Finance Escrow LLC, Hexion Escrow Corporation and Wilmington Trust FSB, as trustee.

4.2	Supplemental Indenture, dated as of January 29, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Wilmington Trust FSB, as trustee.

4.3	Registration Rights Agreement, dated as of January 29, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

10.1	Third Amended and Restated Credit Agreement, dated as of January 29, 2010, among Hexion LLC, the Registrant, each subsidiary of the Registrant from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed February 4, 2010.)

10.2	Intercreditor Agreement, dated as of January 29, 2010, by and among JPMorgan Chase Bank, as intercreditor agent, Wilmington Trust FSB, as trustee and collateral agent, Hexion LLC, the Registrant and certain subsidiaries of the Registrant. (Incorporated by reference to the exhibit to the Registrant’s Current Report on Form 8-K/A filed February 4, 2010.)

10.3	Joinder and Supplement to Intercreditor Agreement, by and among Wilmington Trust FSB, as trustee under the Indenture, JPMorgan Chase Bank, as intercreditor agent, Hexion LLC, the Registrant, and each subsidiary of the Registrant from time to time party thereto. (Exhibit A thereto incorporated by reference to exhibit 10.1 to the Registrant’s Report on Form 10-Q filed November 14, 2006.)

10.4	Notes Collateral Agreement dated and effective as of January 29, 2010, among the Registrant, each Subsidiary Party party thereto, and Wilmington Trust FSB, as collateral agent.